Nationwide Variable Insurance Trust
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated December 11, 2013
to the Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Mid Cap Value Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 11, 2013, the Board approved the termination of Columbia Management Investment Advisers, LLC (“CMIA”) as a subadviser to the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”) and approved the appointment of WEDGE Capital Management L.L.P. (“WEDGE”) as a new subadviser to the Fund.  This change is anticipated to be implemented on or around December 13, 2013 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus, as it relates solely to the Fund, is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies.  The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadvisers believe to be trading at prices that do not reflect a company’s intrinsic value.  Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a subadviser believes to be temporary.  The Fund may invest in stocks of mid-cap companies that are located outside the United States.  It may invest in any economic sector and, at times, emphasize one or more particular sectors.  It also may engage in active and frequent trading of portfolio securities.  The Fund generally considers selling a security when it no longer meets a subadviser’s criteria for inclusion in the portfolio, reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers.  NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis.  NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid-cap companies in a different manner from each other.  For example, as of December 13, 2013, one subadviser attempts to purchase stocks of companies that are temporarily out of favor and hold each stock until it has returned to favor in the market; another subadviser uses a combination of quantitative and qualitative methods to assess a company’s valuation and attractiveness; and the third subadviser uses two screening models that attempt to identify those stocks with the greatest profit potential and attempts to preclude investments in financially unsound companies.  In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The information under the heading “Portfolio Management – Subadvisers” on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

American Century Investment Management, Inc. (“American Century”)
Thompson, Siegel & Walmsley LLC (“TS&W”)
WEDGE Capital Management L.L.P. (“WEDGE”)

c.	The information under the heading “Portfolio Management – Portfolio Managers” on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
American Century
Phillip N. Davidson, CFA	Senior Vice President, Chief Investment Officer, Value Equity and Senior Portfolio Manager	Since 2008
Kevin Toney, CFA	Vice President and Senior Portfolio Manager	Since 2008
Michael Liss, CFA	Vice President and Senior Portfolio Manager	Since 2008
Brian Woglom, CFA	Portfolio Manager	Since 2012
TS&W
Brett P. Hawkins, CFA	Portfolio Manager and Analyst	Since 2008
WEDGE
Paul VeZolles, CFA	General Partner	Since 2013
John Norman	General Partner	Since 2013
John Carr	Executive Vice President	Since 2013

d.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 43 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies, utilizing a value style of investing.  In other words, the Fund seeks companies whose stock price may not reflect the company’s intrinsic value.  Equity securities in which the Fund invests are primarily common stock.  The Fund may also invest in equity securities of mid-cap companies that are located outside the United States.  The Fund may engage in active and frequent trading of portfolio securities.

The Fund consists of three portions managed by different subadvisers.  NFA has selected American Century Investment Management, Inc., Thompson, Siegel & Walmsley LLC and WEDGE Capital Management L.L.P. as subadvisers to each manage the assets of a portion of the Fund.  The subadvisers have been chosen because they approach investing in mid-cap securities in a different manner from each other.  In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust.  In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”) – American Century attempts to purchase the stocks of companies that are temporarily out of favor and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the portfolio managers believe more accurately reflects the fair value of the company.  To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not accurately reflect the companies’ values as determined by its portfolio managers.  The portfolio managers also consider whether the companies’ securities have favorable income-paying histories and whether income payments are expected to continue or increase.  American Century may sell stocks if it believes:

•	a stock no longer meets its valuation criteria;
•	a stock’s risk parameters outweigh its return opportunity;
•	more attractive alternatives are identified or
•	specific events alter a stock’s prospects.

American Century manages this portion so that its average weighted market capitalization falls within the capitalization range of those companies included in the Russell MidCap Index.

THOMPSON, SIEGEL & WALMSLEY LLC (“TS&W”) – TS&W uses a combination of quantitative and qualitative methods, based on a four-factor valuation screen applied to a universe of approximately 1,000 stocks.  Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows, and cash flow relative to other mid-cap stocks in like sectors and industries.  The third factor considers the relative earnings prospects of the company.  The fourth factor involves examining the company’s recent price action.  TS&W generally limits its universe to those companies with a minimum of three years of sound operating history.  From the screen approximately 200 stocks are identified as candidates for further research.  These are the stocks that rank the highest on the basis of these four factors combined.  TS&W identifies several stocks for further fundamental analysis on a routine basis, and explores numerous factors that might affect the outlook of the company.  A stock is ordinarily sold because:

•	of a significant negative earnings surprise or downward revision;
•	it no longer meets TS&W’s criteria for inclusion in the portfolio;
•	other stocks present more favorable opportunities or
•	it no longer meets the Fund’s definition of a mid-cap stock.

WEDGE CAPITAL MANAGEMENT L.L.P. (“WEDGE”) – WEDGE uses two proprietary, fundamentally based screening models that attempt to identify those stocks with the greatest profit potential and attempt to preclude investing in financially unsound companies.  Both screening tools use publicly available data on all eligible companies in the initial universe of stocks with a market capitalization between $1 billion and $20 billion.  The Fundamental Value Model identifies those stocks with the greatest profit potential based on four major factor categories including valuation, quality, capital use and momentum.  To preclude investing in financially unsound companies, WEDGE employs the Financial Quality Model, which focuses on growth, profitability, leverage and liquidity.  Both models rank the stocks for relative attractiveness, with approximately 35% of the initial universe becoming eligible for subsequent research.  A stock becomes a sale candidate if:

•	the ranking in the Fundamental Value Model falls into the bottom four deciles of the initial Mid Cap universe;
•	the original investment thesis materially deteriorates;
•	an upgrade opportunity develops or
•	a stock’s market capitalization appreciates to two times the initial upper limit (i.e., $40 billion for Mid Cap Value).

e.	The reference to CMIA under the heading “Fund Management – Subadvisers” on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

WEDGE CAPITAL MANAGEMENT L.L.P. (“WEDGE”) is a subadviser for a portion of the NVIT Multi-Manager Mid Cap Value Fund.  WEDGE is located at 301 S. College Street, Suite 2920, Charlotte, North Carolina 28202.  WEDGE has been active in the management of client portfolios since 1984.  WEDGE is independently owned by eight general partners and is organized as a limited liability partnership under the laws of North Carolina.

f.
The reference to CMIA under the heading “Fund Management – Portfolio Management – NVIT Multi-Manager Mid Cap Value Fund” on page 59 of the Prospectus is deleted in its entirety and replaced with the following:

WEDGE

The primary portfolio managers for the portion of the Fund managed by WEDGE are Paul VeZolles, CFA, John Norman and John Carr.  Messrs. VeZolles, Norman and Carr are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by WEDGE.  Mr. VeZolles is a General Partner at WEDGE and has been with the firm since 1995.  Prior to joining WEDGE, Mr. VeZolles was an equity analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles.  Mr. Norman is a General Partner at WEDGE and has been with the firm since 2004.  Prior to joining WEDGE, Mr. Norman was a Senior Vice President at Banc of America Capital Management.  He was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting.  Mr. Carr is an Executive Vice President at WEDGE and has been with the firm since 2011.  Prior to joining WEDGE, from 2006 until 2011, Mr. Carr was a Partner and Senior Vice President at Callan Associates.  He was also formerly associated with INVESCO Institutional, Trusco Capital Management and Watson Wyatt Worldwide.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about WEDGE.

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